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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Superior Industries International, Inc. (the "company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

      o The Quarterly Report of the company on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or
            Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      o The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the company.

Dated:  November 5, 2004

                                           /s/ Louis L. Borick
                                           -----------------------------------
                                           Name:  Louis L. Borick
                                           Title: Chairman of the Board and
                                                  Chief Executive Officer

                                           /s/ R. Jeffrey Ornstein
                                           -------------------------------------
                                           Name:  R. Jeffrey Ornstein
                                           Title: Vice President and
                                                  Chief Financial Officer